As filed with the Securities and Exchange Commission on May 1, 1997

                                                    Registration No. 33-45437
                                                            File No. 811-6549
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ X ]
         -------------------------------------------------------

                                    Pre-Effective Amendment No.           [   ]

                                    Post-Effective Amendment No. 6        [ X ]

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY            [ X ]
                                   ACT OF 1940

                                    Amendment No. 10                      [ X ]

                        (Check appropriate box or boxes)

                          AMERICA'S UTILITY FUND, INC.
               (Exact name of registrant as specified in charter)

                              901 East Byrd Street
                            Richmond, Virginia 23219
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code (804) 775-5719
                                ---------------

                         Linwood R. Robertson, President
                              901 East Byrd Street
                            Richmond, Virginia 23219
                     (Name and address of agent for service)
                               -----------------

                                    Copy to:
                           Timothy W. Diggins, Esquire
                                  ROPES & GRAY
                             One International Place
                           Boston, Massachusetts 02110
                                 --------------

It is proposed that this filing will become effective (check appropriate box):

   [ X ] immediately upon filing pursuant to paragraph (b)

   [   ] on [date] pursuant to paragraph (b)

   [   ] 60 days after filing pursuant to paragraph (a)

   [   ] on (date) pursuant to paragraph (a)(1)

   [   ] 75 days after filing pursuant to paragraph (a)(2)

   [   ] on (date) pursuant to paragraph (a)(2) of Rule 485

        If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      The Fund registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. A Rule 24f-2 notice in respect of the Fund for its fiscal year ending December 31, 1996 was filed on February 27, 1997.

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                          Proposed maximum
Title of securities being   Amount being      Proposed maximum            aggregate offering     Amount of registration
registered                  registered        offering price per unit     price*                 fee
------------------------------------------------------------------------------------------------------------------------
Shares of Beneficial        815,122 shares    N/A                         $0                     $0
Interest
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


* Calculated pursuant to Rule 24e-2 under the Investment Company Act of 1940. The total amount of securities redeemed or repurchased during the Registrant's previous fiscal year was 1,674,189 shares, 858,859 of which have been used for reductions pursuant to Rule 24e-2(a) or Rule 24f-2(c) under said Act in the current fiscal year, and 815,122 of which are being used for such reduction in this Amendment.

                             CROSS REFERENCE SHEET

                          (as required by Rule 404(c))


Part A

        N-1A Item No.

        Location

1.      Cover Page............................ Cover Page
2.      Synopsis.............................. Cover Page; Expense Summary;
                                               Example
3.      Condensed Financial Information....... Financial Highlights
4.      General Description of Registrant..... Cover Page; Investment Objective
                                               and Policies; Other Investment
                                               Practices; The Fund; Transfer and
                                               Dividend Agent Services;
                                               Performance Information
5.      Management of the Fund................ Management of the Fund; Taxes
5A.     Management's Discussion
          of Fund Performance................. Contained in the Annual Report of
                                               the Registrant
6.      Capital Stock and Other
          Securities.......................... How to Invest in the Fund;
                                               Method of Investing Payments and
                                               Distributions; Your Rights in the
                                               Fund and Under Your Plan; Taxes
7.      Purchase of Securities Being
          Offered............................. How to Invest in the Fund;
                                               Method of Investing Payments and
                                               Distributions; Your Rights in the
                                               Fund and Under Your Plan; Tax-
                                               Sheltered Retirement Plans
8.      Redemption or Repurchase.............. Your Rights in the Fund and
                                               Under Your Plan
9.      Pending Legal Proceedings............. Not Applicable

Part B

         N-1A Item No.                         Location

10.      Cover Page........................... Cover Page
11.      Table of Contents.................... Table of Contents
12.      General Information and History...... General Information; Ratings
13.      Investment Objectives and
           Policies........................... Investment Restrictions; Certain
                                               Investment Techniques
14.      Management of the Fund............... Management
15.      Control Persons and Principal
           Holders of Securities.............. Management; Control Persons and
                                               Principal Holders of Securities
16.      Investment Advisory and Other
           Services........................... Investment Advisory Services;
                                               Other Services; Brokerage;
                                               Custodian; Independent Auditors;
                                               Members of Investment Teams at
                                               Mentor Advisors
17.      Brokerage Allocation................. Brokerage
18.      Capital Stock and Other
           Securities......................... General Information
19.      Purchase, Redemption and Pricing
           of Securities Being Offered........ How to Buy Shares; Distribution;
                                               Determining Net Asset Value;
                                               Redemption in Kind
20.      Tax Status........................... Tax Status
21.      Underwriters......................... Distribution
22.      Calculations of Yield Quotations
           of Money Market Funds.............. Performance Information
23.      Financial Statements................. Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                     [LOGO]
                             AMERICA'S UTILITY FUND

                          AMERICA'S UTILITY FUND, INC.


                          PROSPECTUS DATED MAY 1, 1997



     America's Utility Fund, Inc. seeks current income and moderate capital growth. The Fund invests primarily in the securities of utility companies. Mentor Investment Advisors, LLC is the Fund's investment manager.



     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. INVESTORS CAN FIND MORE DETAILED INFORMATION IN THE MAY 1, 1997 STATEMENT OF ADDITIONAL INFORMATION, AS AMENDED FROM TIME TO TIME. FOR A FREE COPY OF THE STATEMENT, CALL AMERICA'S UTILITY FUND SERVICE COMPANY AT 1-800-487-3863. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Fund's address is 901 East Byrd Street, Richmond, Virginia 23219.

                            ------------------------

                             PROJECT AMERICA, INC.
                                  DISTRIBUTOR

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
        THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
           THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                                EXPENSE SUMMARY


     Expenses are one of several factors to consider when investing in the Fund. The following table summarizes an investor's maximum transaction costs from investing in the Fund and Fund expenses based on its last fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.



SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases                                           None
Maximum Sales Load Imposed on Reinvested Dividends                                None
Deferred Sales Load                                                               None
Redemption Fees                                                                   None
Exchange Fee                                                                      None

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fees*                                                                0.23%
  12b-1 Fees                                                                      None
  Other Expenses
     Administrative Services Expenses*                                   0.42%
     Shareholder Servicing Arrangements                                  0.25%
     Other Fund Expenses (after expense limitation)**                    0.31%
  Total Other Expenses (after expense limitation)**                               0.98%
                                                                                  ----

  Total Fund Operating Expenses (after expense limitation)**                      1.21%


---------------

* The aggregate of Management Fees and Administrative Services Expenses may not exceed 0.65% of net assets per annum.


** Other Fund Expenses, Total Other Expenses, and Total Fund Operating Expenses reflect an expense limitation currently in effect. Absent the expense limitation, Other Fund Expenses, Total Other Expenses, and Total Fund Operating Expenses would be 0.40%, 1.07%, and 1.30%, respectively; for the Fund's most recent fiscal year, these amounts would have been, absent the expense limitation, 0.46%, 1.13%, and 1.36%, respectively, reflecting extraordinary expenses of 0.06% incurred during the year.


                                    EXAMPLE

     Your investment of $1,000 in the Fund would incur the following expenses, assuming a 5% annual return and redemption at the end of each period:


1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
 $ 13        $39         $67         $147


     The tables are provided to help you understand the expenses of investing in the Fund and your share of the operating expenses of the Fund. The Example should not be considered a representation of future performance; actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS


     The following selected data has been audited and reported on by Deloitte & Touche LLP, the Fund's independent auditors for the periods shown. Their report dated February 4, 1997 on the financial statements of the Fund is included in the Fund's annual report to shareholders, and is incorporated by reference into the Statement of Additional Information. A copy of the Fund's annual report may be obtained free of charge from the Fund. This table should be read in conjunction with the financial statements and related notes.



                                                                                                    FOR THE PERIOD
                                                                                                        5/5/92
                                         YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   (COMMENCEMENT OF OPERATIONS)
                                          12/31/96     12/31/95     12/31/94     12/31/93           TO 12/31/92(A)
                                         ----------   ----------   ----------   ----------   ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    24.72    $  19.50     $  23.54     $  21.95               $20.54

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        0.98        0.96         0.96         0.91                 0.63
  Net realized and unrealized gain
    (loss) on investments                      0.33        5.22       (4.04)         2.00                 1.80
                                         ----------   ----------   ----------   ----------              ------
Total from investment operations               1.31        6.18       (3.08)         2.91                 2.43
LESS DISTRIBUTIONS
  Dividends from net investment income        (0.96)      (0.96)       (0.96)       (0.92)               (0.67)
  Distributions from net realized
    capital gains                              0.00        0.00         0.00        (0.40)               (0.35)
                                         ----------   ----------   ----------   ----------              ------
  Total distributions                         (0.96)      (0.96)       (0.96)       (1.32)               (1.02)
                                         ----------   ----------   ----------   ----------              ------
NET ASSET VALUE, END OF PERIOD           $    25.07    $  24.72     $  19.50     $  23.54               $21.95
                                         ----------   ----------   ----------   ----------              ------
                                         ----------   ----------   ----------   ----------              ------
Total Return                                   5.46%      32.30%      (13.10%)      13.26%               18.76%

RATIOS/
  SUPPLEMENTAL DATA

Net assets, end of period (in millions)  $   144.42    $ 162.83     $ 125.01     $ 133.53               $43.67
Ratio of expenses to average net assets        1.27%       1.21%        1.21%        1.21%                1.21%
Ratio of expenses to average net assets
  before expense reductions                    1.36%       1.34%        1.33%        1.41%                1.41%
Ratio of net investment income to
  average net assets                           3.90%       4.40%        4.66%        4.19%                4.99%
Portfolio turnover rate                       24.05%      27.77%       28.85%       21.20%               24.16%
Average commission rate on portfolio
  transactions                           $   0.0680          --           --           --                   --


---------------

(a) Dividends from net investment income include investment income earned prior to commencement of sales to the public. The total return and the ratios to average net assets are annualized.

                       INVESTMENT OBJECTIVE AND POLICIES


     The Fund's investment objective is to seek current income and moderate capital growth by investing primarily in securities issued by utility companies. The Fund's investments in utility companies may include equity securities, including common stocks and preferred stocks, and debt securities. Mentor Investment Advisors, LLC ("Mentor Advisors") is the Fund's investment manager.



     "Utility companies" include companies engaged in the manufacture, production, generation, transmission, sale, or distribution of electric or gas energy and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave, and other communications media. Mentor Advisors considers a particular company to be a "utility company" if at the time of investment Mentor Advisors determines that at least 50% of the company's assets, revenues, or profits are derived from one or more of the activities described above (other than public broadcasting or cable television). Under normal circumstances, the Fund will invest at least 65% of its total assets (determined at the time of investment) in the securities of utility companies.


     The Fund may invest the remainder of its assets in other securities it believes have the potential to produce current income, capital growth, or both. These may include U.S. government securities, corporate bonds, notes, and debentures, and equity securities of other kinds of companies. The types of securities held by the Fund will vary from time to time in light of the Fund's investment objective, changes in interest rates, and economic and other factors. The Fund may hold a portion of its assets in cash and money market instruments.


     Debt securities in which the Fund may invest will be rated at the time of purchase at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's (or comparably rated by another nationally recognized rating organization), or may be unrated securities determined to be of comparable quality by Mentor Advisors. Investments in securities rated BBB or Baa have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than would likely be the case with investments in securities with higher credit ratings. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Mentor Advisors will monitor the investment to determine whether continued investment in the security would serve the Fund's investment objective.


     The investment policies in this prospectus are not fundamental, and the Board of Directors may change such policies without shareholder approval. As a matter of policy, the Board of Directors would not change the Fund's investment objective without shareholder approval.

     RISK FACTORS REGARDING THE FUND'S INVESTMENTS IN UTILITY COMPANIES. Since the Fund's investments are concentrated in securities of utility companies, the value of its shares can be expected to change in response to factors affecting utilities and their industries, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of companies. Many utility companies, especially electric, gas, and other energy-related utility companies, have historically been subject to risks of increase in fuel costs and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, changes in technology which may render existing plants, equipment, or products obsolete, the effects of energy conservation and operating constraints, and increased costs and delays associated with compliance with environmental regulations. In particular, regulatory changes could increase costs or impair the ability of utility companies to operate their facilities or obtain adequate return on invested capital. Generally, prices charged by utilities are regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that utility companies earn a return sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or regulated rates of return will continue in the future.



     In recent years, regulatory changes in the United States have increasingly allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the utilities industries. This trend toward deregulation and the emergence of new entrants have caused non-regulated providers of utility services to become a significant part of the utilities industries. Mentor Advisors believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Although Mentor Advisors seeks to take advantage of favorable investment opportunities that may arise from these structural changes, there can be no assurance that the Fund will benefit from any such changes.


     FOREIGN INVESTMENTS. The Fund may invest in foreign securities. Foreign investments can involve risks that may not be present in domestic investments. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable with those in the United States.


     The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of Fund assets held abroad) and expenses not present in the settlement of domestic investments. In addition, there may be a possibility of nationalization or expropriation of assets, impositions of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in certain other foreign countries. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to investments in foreign securities.


     The Fund may buy and sell foreign currencies and foreign currency forward and futures contracts for hedging purposes in connection with its foreign investments.


     FIXED-INCOME SECURITIES. The values of fixed-income securities typically fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of fixed-income securities held by the Fund. Conversely, during periods of rising interest rates, the value of such securities will generally decline. The magnitude of these fluctuations generally is greater for securities with longer maturities. However, the yields on such securities are also generally higher. In addition, the values of fixed-income securities may be affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers.

                           OTHER INVESTMENT PRACTICES

     INVESTMENTS IN COMPANIES ENGAGED IN THE OIL INDUSTRY. The Fund may invest in securities of issuers engaged in the production, refining, sale, or distribution of oil or oil-related products. Under certain market conditions, the prices of such securities may vary inversely to the prices of securities of utility companies, and so may provide some limited protection against a decline in the Fund's net asset value at times of a general decline in prices of securities of utility companies. The Fund may invest in such securities in an attempt to gain such protection or in an attempt generally to increase the Fund's investment return.

     The prices of securities of companies in the oil industry and the price of oil are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political, or military disturbances in or near oil-producing countries or oil shipping or pipeline routes, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the discovery of new oil and gas reserves and the development of new techniques for producing, refining, and transporting oil, gas, and related products, energy conservation practices, and the development of alternative energy sources and alternative uses for oil and gas products. In addition, the facilities and other assets of such companies in certain jurisdictions may be subject to the risks of nationalization or expropriation, confiscatory taxation, and the general risks of political or financial instability and diplomatic developments that could affect their values adversely.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks, broker/dealers, and other financial institutions pursuant to procedures approved by the Board of Directors. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.


     PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. Portfolio turnover rates for the life of the Fund are shown above in the section "Financial Highlights."

                             MANAGEMENT OF THE FUND


     The Board of Directors of the Fund has overall responsibility for the management and supervision of the Fund. MENTOR INVESTMENT ADVISORS, LLC, LOCATED AT 901 East Byrd Street, Richmond, Virginia 23219, serves as investment manager to the Fund. Mentor Advisors, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund consistent with the Fund's stated investment objective, policies, and restrictions. Mentor Advisors and its affiliates currently have assets under management in excess of $10 billion, and serve as investment manager to twenty-three separate investment companies. All investment decisions are made by a team of investment professionals at Mentor Advisors.



     MENTOR INVESTMENT GROUP, LLC ("MENTOR"), located at 901 East Byrd Street, Richmond, Virginia 23219, serves as administrator to the Fund. Mentor, as administrator, continuously provides business management services to the Fund and generally, subject to the oversight of the Board of Directors of the Fund, manages all of the business and affairs of the Fund (other than those managed by Mentor Advisors). The Fund pays Mentor a fee at an annual rate of 0.65% of the Fund's average daily net assets, less the amount of any management fees paid to Mentor Advisors.


     Mentor, itself, through America's Utility Fund Service Company ("AUF Service Company"), or through other financial institutions (the "Administrator"), provides shareholder support services to the Fund and its shareholders. These services might include, among other things, providing office space, equipment, telephone facilities, and various clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions; answering routine shareholder inquiries regarding the Fund; assisting shareholders in changing dividend options, account designations, and addresses; and providing such other services as the Fund may reasonably request. Mentor provides these services for a fee paid by the Fund at an annual rate of 0.25% of the Fund's average daily net assets.


     Mentor Advisors, which is organized under the laws of Virginia, is a wholly owned subsidiary of Mentor, which in turn is a subsidiary of Wheat First Butcher Singer, Inc. EVEREN Capital Corporation has a 20% ownership in Mentor and may acquire additional ownership based principally on the amount of Mentor's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates. Wheat First Butcher Singer, through its affiliated companies, engages in securities brokerage, investment advisory, investment banking, and related businesses. AUF Service Company is a wholly owned subsidiary of Dominion Capital, Inc.


                           HOW TO INVEST IN THE FUND

     There are two basic methods by which you may invest in the Fund: by installment payments through an installment plan (a "Plan"), or by a single initial investment with a higher minimum investment amount.

     Anyone wishing to invest in the Fund may enroll in a Plan to make regular monthly payments to the Fund over the course of a year, except for IRA or other retirement plan accounts. The investor selects the monthly payment amount on the Plan enrollment form. After receipt of an investor's monthly payment, the Fund will credit the investor's account with shares in the Fund and any fractions thereof, priced at the net asset value next determined after receipt thereof. Similarly, dividends and distributions declared by the Fund will be reinvested in additional Fund shares unless an investor otherwise notifies the Fund in writing. A Plan investor may prepay required monthly installments ahead of schedule.

     Alternatively, a person wishing to invest in the Fund may make a single initial investment in the Fund. This method requires a minimum initial investment of $1,000 and is the method you should use for establishing an IRA or other retirement plan account. The Fund will credit such investor's account with shares in the Fund and any fractions thereof priced at net asset value next determined after receipt by the Fund of an enrollment application and accompanying payment. Additional investments may be made at any time, in amounts of $100 or more. These additional investments will purchase whole and fractional shares in the Fund priced at the net asset value next determined after receipt of payment.

     Investors using the single payment method may also participate in a monthly installment plan, if desired. However, the installment method is not available for IRA or other retirement plan accounts.

INVESTMENT THROUGH AN INSTALLMENT PLAN

     1. To invest by making monthly installment payments, complete and sign the enrollment application and mail it to Project America, Inc. (the "Distributor") no later than the date specified on the enrollment application.

     2. Decide how much you want to invest each month.


     Your monthly investment can be any dollar amount that is forty dollars ($40.00) or more. For administrative purposes, the amount you decide to invest must be a multiple of five dollars (for example, $40.00, $45.00, $50.00, etc.) Make sure that you choose an amount that you can afford each month because it is not possible to decrease your monthly installment during a 12-month payment period. Investments over the amount of your monthly installment will be accepted and invested in Fund shares. The excess payment will be applied as prepayment to your next scheduled monthly installment.


     3. After the Fund receives your properly completed application, the Fund will mail you a coupon book. The coupon book will contain 12 coupons showing your chosen monthly investment amount and the dates each of your payments is due.

     4. You should mail your check and appropriate coupon each month to the Distributor. ALL INSTALLMENT PAYMENTS SHOULD BE MADE BY CHECK MADE PAYABLE TO AMERICA'S UTILITY FUND, INC. AND MAILED TO THE DISTRIBUTOR, P.O. BOX 85124, RICHMOND, VIRGINIA 23285-5124.

     5. If during your first year of participation in a Plan you stop participating for any reason prior to your Plan's completion and you request a redemption of your share account, you will receive cash in an amount equal to the then current net asset value of your shares in the Fund.

INVESTMENT BY SINGLE INITIAL PAYMENT

     1. TO INVEST IN THE FUND BY SINGLE INITIAL PAYMENT, COMPLETE THE APPROPRIATE PORTION OF THE ENROLLMENT APPLICATION AND MAIL THE ENROLLMENT APPLICATION, WITH A CHECK PAYABLE TO AMERICA'S UTILITY FUND, INC., TO THE DISTRIBUTOR, 901 EAST BYRD STREET, P.O. BOX 26501, RICHMOND, VIRGINIA 23261-6501. If you do not have an enrollment application, you may call AUF Service Company or the Distributor to obtain one.

     2. Individual Retirement Accounts (IRAs) and other retirement accounts are established by single initial payment, and require separate enrollment documentation. If you are interested in an IRA, call the Fund at 1-800-487-3863 to request our IRA enrollment kit.


     3. The minimum initial investment is $1,000 or more. Subsequent investments can be made, whenever you wish, in amounts of $40 or more except for IRAs, which require subsequent investments in amounts of $100 or more.


     4. If you request a redemption of your share account, you will receive cash in an amount equal to the then current net asset value of your shares in the Fund.

     GENERAL. Shares of the Fund are sold at the net asset value next determined after a purchase order in good order is received by the Fund, whether by installment or single payment method.

     The address of the Distributor is P.O. Box 26782, 901 East Byrd Street, Richmond, Virginia 23261-6782. The Distributor is not obligated to sell any specific amount of shares of the Fund. The Distributor is a wholly owned subsidiary of Dominion Capital, Inc.

                 METHOD OF INVESTING PAYMENTS AND DISTRIBUTIONS

GENERAL

     However you choose to invest in the Fund, the price paid for Fund shares is the net asset value next determined after receipt of payment and any appropriate documentation.

     Reinvestment of dividends and any capital gains distribution is made at the net asset value determined on the payment date thereof.

NET ASSET VALUE


     Net asset value per share is determined by subtracting the liabilities of the Fund from the market value of its assets, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent. Net asset value is computed once daily as of 4:00 P.M. on each day that the New York Stock Exchange is open for trading. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values.



     Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Board of Directors. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of Fund shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.


                  YOUR RIGHTS IN THE FUND AND UNDER YOUR PLAN

     When you indicate on your enrollment application that you wish to invest in the Fund and make systematic installment payments, you will become a Plan participant. This installment program is referred to as your Plan. You may complete the terms of your Plan ahead of schedule by making any or all payments in advance of their due dates. Unless you exercise a termination of your Plan, your Plan shall continue in force for a period of 12 months.

DIVIDENDS AND DISTRIBUTIONS


     All dividends and capital gain distributions on Fund securities will be reinvested in additional Fund shares for your account on the payment date as determined by the Board of Directors, unless in a written notice received by the Administrator not less than five business days prior to the payment date, the shareholder elects to receive such dividends and distributions in cash. Once the Fund receives such written notice of election to receive cash distributions, the Fund will continue to pay all such distributions in cash until otherwise instructed in writing by the shareholder.

     Dividends of ordinary income will normally be paid by the Fund quarterly, and long-term capital gains, if any, will normally be paid annually. Investors must report on their income tax form both dividends and capital gains, whether received in cash or reinvested in additional Fund shares.


REDEMPTION OF FUND SHARES


     Regardless of whether your participation in the Fund is through a Plan or by the single initial payment method, you may redeem all of your account and terminate your participation at any time by sending a written request for full redemption to the Administrator. You can also redeem portions of your account.



     The Fund may redeem and terminate those shareholder accounts which fall below a minimum investment balance of $240. Effective September 1, 1999, the minimum investment balance will be $1,000. If your account investment balance is less than the required minimum, prior to an involuntary redemption and termination by the Fund, you will be given 60 days notice in which to invest a sufficient amount to establish the minimum investment balance. However, new installment accounts established after August 1998 will have 30 months from the date of first investment to reach the $1,000 minimum.


     All requests for redemptions must be made to the Administrator in writing signed by the shareholder(s) of the account, in the name(s) as shown on the account statement. It is suggested that all redemption requests be sent by certified mail, return receipt requested. The Fund's Custodian or Administrator may require certain documentation. If the cash redemption is $25,000 or more, your written redemption request must have your signature guaranteed by a commercial bank, trust company or broker. All documents must be in proper order before any liquidations can be made. The redemption price will be the net asset value next determined after such documents have been received in proper order. Your request should be sent to the Administrator at 901 East Byrd Street, P.O. Box 26501, Richmond, Virginia 23261-6501.

     The Fund may also redeem shares if you own shares of the Fund above any maximum amount set by the Board of Directors. There is presently no maximum, but the Board of Directors may establish one at any time, which could apply to both present and future shareholders.


     OTHER INFORMATION CONCERNING REDEMPTION. Under unusual circumstances, the Fund may suspend redemption, or postpone payment for more than seven days, as permitted by federal securities laws. As long as the right of redemption of shares of the Fund is suspended, no shares may be redeemed, and therefore no cash withdrawals may be made. In addition, the Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Fund's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.


                                     TAXES

     The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund will distribute substantially all of its net investment income and capital gain net income on a current basis.

     All Fund distributions will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Fund will notify shareholders of the amount and tax status of distributions paid by the Fund for the preceding year. In buying or selling securities for the Fund, Mentor Advisors will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Fund's shareholders.



     The foregoing is a summary of certain federal income tax consequences of investing in the Fund. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to United States withholding tax.


                         TAX-SHELTERED RETIREMENT PLANS

INDIVIDUAL RETIREMENT ACCOUNT


     An Individual Retirement Account (IRA) is a tax-sheltered way to save for retirement. Call the Fund at 1-800-487-3863 for a complete IRA enrollment kit, a description of fees and expenses, and information and forms related to IRA distributions.


     The various types of IRAs available under our program are:

         o INDIVIDUAL RETIREMENT ACCOUNT -- Allows anyone under age 70 1/2 with earned income to make contributions up to the lesser of such earned income or $2,000 each tax year.

         o    SPOUSAL IRA -- Allows $250 contributions for a non-working spouse.

         o ROLLOVER IRA -- Allows contributions of tax-free distributions from one IRA, or from a qualified employer-sponsored plan, to another IRA.

         o SIMPLIFIED-EMPLOYEE PENSION IRA (SEP-IRA) -- Allows employers to set up an individual retirement account for both employees and the employer. Employers may contribute up to 15 percent of an employee's compensation, or $30,000, whichever is less. Existing tax codes treat the employer as an employee in these cases.

                                    THE FUND

     America's Utility Fund, Inc. is a Maryland corporation organized on January 28, 1992. The Fund is an open-end, diversified, management investment company with 500,000,000 shares of authorized common stock, $.001 par value. Each share has one vote, with fractional shares voting proportionately. Shares of the Fund are freely transferable, are entitled to dividends as declared by the Board of Directors, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Directors, or to take other actions as provided in the Articles of Incorporation.

     In the interest of economy and convenience, the Fund will not issue certificates for its shares.

                      TRANSFER AND DIVIDEND AGENT SERVICES

     STATE STREET BANK AND TRUST COMPANY, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Fund's transfer and dividend agent. AMERICA'S UTILITY FUND SERVICE COMPANY, 901 East Byrd Street, Richmond, Virginia, 23219, serves as the sub-transfer and dividend agent of the Fund.

                            PERFORMANCE INFORMATION

     Yield and total return data may from time to time be included in advertisements about the Fund. The Fund's "yield" is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by its net asset value on the last day of that period. "Total return" for the one-, five-, and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund over the period. The Fund's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Fund describing the background and professional experience of the Fund's investment manager or its personnel.

     ALL DATA IS BASED ON THE FUND'S PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's investments, and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE. THIS PROSPECTUS OMITS CERTAIN INFORMATION CONTAINED IN THE REGISTRATION STATEMENT, TO WHICH REFERENCE IS MADE, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ITEMS WHICH ARE THUS OMITTED, INCLUDING CONTRACTS AND OTHER DOCUMENTS REFERRED TO OR SUMMARIZED HEREIN, MAY BE OBTAINED FROM THE COMMISSION UPON PAYMENT OF THE PRESCRIBED FEES. ADDITIONAL INFORMATION CONCERNING THE SECURITIES OFFERED HEREBY AND THE FUND IS TO BE FOUND IN THE REGISTRATION STATEMENT, INCLUDING VARIOUS EXHIBITS THERETO AND FINANCIAL STATEMENTS INCLUDED OR INCORPORATED THEREIN, WHICH MAY BE INSPECTED AT THE OFFICE OF THE COMMISSION.

                          ---------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                    -----
Expense Summary.................................        2
Example.........................................        2
Financial Highlights............................        3
Investment Objective and Policies...............        4
Other Investment Practices......................        6
Management of the Fund..........................        6
How to Invest in the Fund.......................        7
Method of Investing Payments and
  Distributions.................................        9
Your Rights in the Fund and Under
  Your Plan.....................................        9
Taxes...........................................       10
Tax-Sheltered Retirement Plans..................       11
The Fund........................................       12
Transfer and Dividend Agent Services............       12
Performance Information.........................       12




PROSPECTUS

America's Utility Fund, Inc.

                                     [LOGO]
                             AMERICA'S UTILITY FUND

                             PROJECT AMERICA, INC.

                                  DISTRIBUTOR


Prospectus Dated May 1, 1997

                          AMERICA'S UTILITY FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 1997

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of America's Utility Fund, Inc. dated May 1, 1997, a copy of which may be obtained by writing America's Utility
Fund Service Company, 901 East Byrd Street, P.O. Box 26501, Richmond, Virginia 23261-6501, or by calling 1-800-487-3863.




                               TABLE OF CONTENTS

                                                           Page
GENERAL INFORMATION.........................................B-2
INVESTMENT RESTRICTIONS.....................................B-2
CERTAIN INVESTMENT TECHNIQUES...............................B-4
MANAGEMENT.................................................B-10
CONTROL PERSONS AND PRINCIPAL HOLDERS......................B-14
INVESTMENT ADVISORY SERVICES...............................B-14
OTHER SERVICES.............................................B-16
BROKERAGE..................................................B-18
DETERMINATION OF NET ASSET VALUE...........................B-20
TAX STATUS.................................................B-21
DISTRIBUTION ..............................................B-23
PERFORMANCE INFORMATION....................................B-23

MEMBERS OF INVESTMENT TEAMS AT MENTOR ADVISORS.............B-27
CUSTODIAN..................................................B-29
INDEPENDENT AUDITORS.......................................B-30
RATINGS  ..................................................B-30
FINANCIAL STATEMENTS.......................................B-33

GENERAL INFORMATION

         America's Utility Fund, Inc. (the "Fund") was organized on January 28, 1992 as a Maryland corporation, and is registered as a diversified, open-end, management investment company.

INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions, which may not be changed without approval by the holders of a majority of the outstanding shares of the Fund:

         1. Not to purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, for temporary investment) if as a result more than 5% of the Fund's total assets are invested in the securities of any one issuer; the Fund will concentrate its investments (more than 25% of its assets) in securities issued by utility companies.

         2. Not to purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class and all debt issues as a single class) or more than 10% of the outstanding voting securities of any one issuer.

         3. Not to borrow money or securities for any purpose except to the extent that borrowing up to 10% of the Fund's total assets is permitted for emergency purposes. (Any such borrowings will be made on a temporary basis from banks and will not be made for investment purposes.) Money borrowed will be repaid before additional portfolio securities are purchased.

         4. Not to invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         5. Not to purchase securities for the purpose of exercising control over the issuers thereof.

         6. Not to underwrite securities of other issuers; provided, that this policy shall not be construed to prevent or limit in any manner the right of the Fund to purchase securities for investment purposes.

         7. Not to make loans to other persons other than (i) through the purchase of a portion of an issue of publicly distributed debt securities which are not considered loans, (ii) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, or (iii) by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value).

         8. Not to buy securities on margin, or to effect short sales of securities. (Margin payments in connection with transactions in futures contracts, options, forward contracts, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

         9. Not to issue senior securities other than as consistent with borrowings permitted under 3 above.

         10. Not to invest in the securities of other investment companies except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

         11. Not to own, buy or sell commodities or commodity contracts (except that the Fund may purchase and sell foreign currencies, foreign currency futures contracts and related options), or real estate or interests in real estate; provided, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

         12. Not to invest in warrants unless acquired as a unit or attached to other securities.

         13. Not to invest in puts, calls, straddles, spreads, or any combination thereof (except that the Fund may invest in foreign currency futures and options transactions and forward contracts).

         14. Not to invest in limited partnerships or similar interests in oil, gas and other mineral exploration development programs; provided, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

         15. Not to invest more than 5% of its total assets in any issuer or issuers having a record of less than three years continuous operation, which may include the operations of predecessor companies.

         16. Not to purchase any security restricted as to disposition under federal securities laws.

         The Investment Company Act of 1940, as amended (the "1940 Act"), provides that the approval of a majority of the outstanding shares of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         Subject to future changes in the law or in the rules or regulations of the Securities and Exchange Commission, the Fund will not invest in Dominion Resources, Inc. or any affiliates thereof unless appropriate exemptive relief is first obtained from the Commission.

         It is also a policy of the Fund, which may be changed without shareholder approval, not to purchase any voting security of any electric or gas utility company (as defined by the Public Utility Holding Company Act of 1935) if as a result the Fund would then hold 5% or more of the outstanding voting securities of such company.

         Although not a fundamental policy, the Fund will not invest in securities which are not readily marketable. (Foreign currency forward contracts, futures contracts, and options are not considered securities for this purpose.)

CERTAIN INVESTMENT TECHNIQUES

         Set forth below is information concerning certain investment techniques in which the Fund may engage, and certain of the risks they may entail.

Repurchase Agreements


         A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Board of Directors and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Mentor Advisors will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Foreign Securities

         Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

         In addition, to the extent that the Fund's foreign investments are not United States dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

         Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to stockholders.

Foreign Currency Transactions

         The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may buy or sell foreign currency futures contracts and put and call options on foreign currencies and on foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

         Foreign Currency Options. Options on foreign currencies are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         Settlement Procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Segregation of Assets

         The Fund may at times segregate assets in respect of certain transactions in which the Fund enters into a commitment to pay money or deliver securities at some future date. Any such segregated account will be maintained by the Fund's custodian and may contain cash, U.S. government securities or other liquid high grade debt obligations, or other appropriate assets.

MANAGEMENT

Officers and Directors

         The directors and officers of the Fund are as follows. Unless otherwise noted, the address of each officer and director is 901 East Byrd Street, Richmond, Virginia 23219.

                            Position held         Principal occupation(s)
Name and Address            with the Fund         during past five years
----------------            -------------         -----------------------
Arch T. Allen, III           Director             Attorney at Law, Raleigh,
1214 Cowper Drive                                 North Carolina, August 2, 1995
Raleigh, NC  27608                                to date; Vice Chancellor for
                                                  Development and University
                                                  Relations of the University of
                                                  North Carolina at Chapel Hill
                                                  from September 15, 1991 to
                                                  August 2, 1995; prior to
                                                  September 15, 1991, partner
                                                  with the law firm of Moore &
                                                  Van Allen.

Robert P. Black              Director             Retired, January 1, 1993;
10 Dahlgren Road                                  prior to that date, President
Richmond, VA 23233                                of the Federal Reserve Bank of
                                                  Richmond, Virginia. Director
                                                  of Media General Corporation,
                                                  Rockingham Publishing Company,
                                                  Inc., Winchester Evening Star,
                                                  Inc., and all of the T. Rowe
                                                  Price Fixed Income Funds.

Peter W. Brown               Director             Physician, Virginia Surgical
4603 Sulgrave Road                                Associates, P.C.; Director,
Richmond, VA 15260                                Bassett Furniture Industries,
                                                  Inc.

Clifford A. Cutchins, IV     Director             Senior Vice-President, General
                                                  Counsel, and Secretary, James
                                                  River Corporation.

                         Position held              Principal occupation(s)
Name and Address         with the Fund              during past five years

Daniel J. Ludeman*       Director                   Chairman and Chief Executive Officer of Mentor
                                                    Investment Group, LLC since July 1991; Board of
                                                    Directors, Wheat, First Securities, Inc. and
                                                    Mentor Income Fund, Inc.; Managing Director, Wheat
                                                    First Butcher Singer, Inc.; Chairman and Trustee,
                                                    The Mentor Funds, Cash Resource Trust, and Mentor
                                                    Institutional Trust.

Louis W. Moelchert, Jr.  Director                   Vice President of Business and Finance,
                                                    University of Richmond; Chairman, The Common Fund;
                                                    Trustee, The Mentor Funds, Cash Resource Trust,
                                                    and Mentor Institutional Trust.

Linwood R. Robertson*    President and Chief        Executive Vice President - Finance and Treasurer;
                         Operating Officer;         from October 1, 1994 to January 1, 1995, Vice
                         Director                   President Finance, Treasurer and Corporate
                                                    Secretary of DRI; prior to October 1, 1994, Vice
                                                    President - Finance and Treasurer of DRI; from
                                                    January 28, 1992 to May 17, 1994, Vice President
                                                    and Secretary of the Fund; Vice President,
                                                    Treasurer and Corporate Secretary of AUF Service
                                                    Company from January 31, 1992 to September 30,
                                                    1994.


* This person is deemed to be an "interested person" of the Fund under the Investment Company Act of 1940, as amended.

                         Position held              Principal occupation(s)
Name and Address         with the Fund              during past five years

Paul F. Costello         Executive Vice President,  Managing Director, Mentor Investment Group, LLC
                         Chief Administrative       and Wheat First Butcher Singer; President, Mentor
                         Officer                    Income Fund, The Mentor Funds, Mentor
                                                    Institutional Trust, and Cash Resource Trust;
                                                    Director, Mentor Perpetual Advisors, L.L.C. and
                                                    Mentor Trust Company; formerly, Director,
                                                    President and Chief Executive Officer, First
                                                    Variable Life Insurance Company; President and
                                                    Chief Financial Officer, Variable Investors Series
                                                    Trust; President and Treasurer, Atlantic Capital &
                                                    Research, Inc.; Vice President and Treasurer,
                                                    Variable Stock Portfolio, Inc., Monarch Investment
                                                    Series Trust, and GEICO Tax Advantage Series
                                                    Trust; Vice President, Monarch Life Insurance
                                                    Company, GEICO Investment Services Company, Inc.,
                                                    Monarch Investment Services Company, Inc., and
                                                    Springfield Life Insurance Company.

Glenna G. Bryant         Vice President,            President and Treasurer of Project America, Inc;
                         Administration             President and Chief Operating Officer of AUF
                                                    Service Company from August 31, 1995 to date; from
                                                    August 10, 1992 to August 31, 1995, Vice President
                                                    of Project America, Inc.; from March to August
                                                    1992, self-employed; Vice President of Mariner
                                                    Funds Services, Inc. prior to March 1992; from
                                                    September 30, 1994 to August 31, 1995, Senior Vice
                                                    President and Treasurer of AUF Service Company.



                         Position held              Principal occupation(s)
Name and Address         with the Fund              during past five years

Terry L. Perkins         Treasurer                  Senior Vice President, Mentor Investment Group,
                                                    LLC; Treasurer, Cash Resource Trust, Mentor Income
                                                    Fund, Inc., The Mentor Funds, and Mentor
                                                    Institutional Trust.; formerly, Treasurer and
                                                    Comptroller, Ryland Capital Management, Inc.

Henry C. Riely           Secretary                  Assistant Corporate Secretary of DRI and Corporate
                                                    Secretary of Dominion Capital, Inc.; Secretary of
                                                    AUF Service Company and Project America, Inc. from
                                                    October 1, 1994 to date.

Michael A. Wade          Assistant Treasurer        Vice President, Mentor Investment Group, Inc.
                                                    since April 1994; Assistant Treasurer, Cash
                                                    Resource Trust, Mentor Income Fund, Inc., Mentor
                                                    Institutional Trust and The Mentor Funds;
                                                    formerly, Senior Accountant, Wheat First Butcher
                                                    Singer, Inc., April 1993 through March 1994; Audit
                                                    Senior, BDO Seidman, July 1989 through March 1993.


Director Compensation


       The table below shows the fees paid to each Director by the Fund for the 1996 fiscal year. Messrs. Cutchins, Ludeman, Moelchert and Robertson were elected to the Board of Directors in May 1996.


                                         Aggregate compensation
Director                                     from the Fund
---------                                ----------------------

Arch T. Allen, III                                  11,750
Robert P. Black                                     11,750
Peter W. Brown                                      11,750
Clifford A. Cutchins, IV                             6,250
Daniel J. Ludeman                                       --
Louis W. Moelchert, Jr.                              6,250
Linwood R. Robertson                                    --



The Directors do not currently receive pension or retirement benefits from the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS


         The Directors and officers as a group owned less than 1% of the outstanding shares of common stock of the Fund. To the knowledge of the Fund, as of April 1, 1997 no person owned of record or beneficially more than 5% of the outstanding shares of common stock of the Fund as of such date.


INVESTMENT ADVISORY SERVICES


         Mentor Investment Advisors, LLC ("Mentor Advisors"), the successor to Commonwealth Investment Counsel, Inc., acts as investment adviser to the Fund pursuant to a Management Contract. Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC, which in turn is a subsidiary of Wheat First Butcher Singer, Inc. Subject to the supervision and direction of the Board of Directors, Mentor Advisors manages the Fund's portfolio in accordance with the stated policies of the Fund. Mentor Advisors make investment decisions for the Fund and places the purchase and sale orders for portfolio transactions.

         Mentor Advisors provides the Fund with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Fund and for the other investment advisory clients of Mentor Advisors and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Mentor Advisors' opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. Mentor Advisors employs a professional staff of investment personnel who draw upon a variety of resources for research information for the Fund.


         Expenses incurred in the operation of the Fund, including but not limited to taxes, interest, brokerage fees and commissions, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters are borne by the Fund.


         The Management Contract is subject to annual approval (commencing in 1997) by (i) the Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Mentor Advisors by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contract is terminable without penalty, on not more than sixty days' notice by the Fund or Mentor Advisors.

         Under the Management Contract, the Fund pays a monthly fee, calculated daily, to Mentor Advisors at the following rates expressed as a percentage of the Fund's average net assets: 0.75% of the first $5 million, 0.50% of the next $5 million, 0.25% of the next $90 million, 0.20% of the next $100 million, 0.15% of the next $100 million, and 0.10% thereafter.



         Prior to September 9, 1995, Lord, Abbett & Co. ("Lord, Abbett"), the General Motors Building, 767 Fifth Avenue, New York, New York 10153 served as investment adviser to the Fund under an Investment Advisory Agreement dated February 14, 1992. For its services, Lord, Abbett received $200,000 from February 14, 1993 through February 13, 1994, and $300,000 from February 14, 1994 through February 13, 1995. After February 13, 1995, the Fund paid a quarterly fee to Lord, Abbett according to the same schedule for fees under the Management Contract with Mentor Advisors.


Management Fees

         The Fund paid management fees in the following amounts for the fiscal years indicated below:

             1994                 1995                  1996
           --------             --------              --------
           $292,099             $323,431(1)           $352,144


(1) $198,375 of this amount was paid to Lord, Abbett.


OTHER SERVICES

Administrative Services


         Mentor Investment Group, LLC ("Mentor") acts as administrator to the Fund pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, Mentor assists the Fund in preparation of certain reports to shareholders of the Fund, tax returns, and filings with the SEC and state Blue Sky authorities, prepares and furnishes reports to the Fund's Board of Directors, and generally assists in the Fund's business operations.

         The Administrative Services Agreement is subject to annual approval (commencing in 1997) by (i) the Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, or Mentor, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, immediately upon notice, by the Board of Directors or by vote of the holders of a majority of the Fund shares, and on not less than thirty days' notice by Mentor. The Agreement will terminate automatically in the event of its assignment.

         The Fund pays Mentor for such services at an annual rate of 0.65% of the Fund's average daily net assets, less the amount of any management fees paid to Mentor Advisors pursuant to the Management Contract.


         Prior to August 21, 1995, America's Utility Fund Service Company ("AUF Service Company") provided administrative services and certain shareholder and transfer and dividend payment agent services to the Fund pursuant to an Administrative Services and Transfer Agency Agreement. For these combined services, AUF Service Company received fees from the Fund at the annual rate of 1% of the Fund's average net assets. AUF Service Company also paid the management fee for the Fund.

Administrative Fees

         The Fund paid the following fees for administrative services for the fiscal years indicated below. Amounts prior to August 21, 1995 reflect the 1% fee paid to AUF Service Company.

                 1994                1995               1996
               --------            --------           --------
               $952,198            $948,530(1)        $617,040

----------------

(1) Of this amount, $735,127 was paid to AUF Service Company.


Shareholder Servicing

         The Fund has entered into a Shareholder Service Agreement dated August 21, 1995 with Mentor, pursuant to which Mentor, by itself, through AUF Service Company, or through other financial institutions, provides shareholder support services to the Fund and its shareholders. These services may include, but are not limited to, providing office space and various clerical, supervisory, and computer personnel for the maintenance of shareholder accounts, processing purchase and redemption transactions, and providing assistance to shareholders. In return for providing these services, the Fund pays Mentor a fee, at the annual rate of 0.25% of the Fund's average daily net assets. Pursuant to a Sub-Shareholder Services Agreement between Mentor and AUF Service Company, Mentor agrees to pay fees to AUF Service Company at the same annual rate of the Fund's net assets in respect of which AUF Service Company provides specified shareholder services.


         The Fund paid shareholder services fees to Mentor (which in turn paid fees to AUF Service Company) of $372,763 during fiscal year 1996.


Transfer agent services

         AUF Service Company receives fees from State Street Bank and Trust Company ("State Street"), the Fund's transfer agent, for services performed under a Sub-Transfer Agency Agreement dated August 21, 1995. Pursuant to that Agreement, AUF Service Company provides certain transfer agent, dividend disbursing agent, and other services to the Fund and its shareholders who purchase shares of the Fund through facilities made available to Virginia Power and North Carolina Power customers. State Street pays AUF Service Company a fee at the annual rate of 0.10% of the Fund's average net assets attributable to shares held such shareholders. For fiscal year 1996, these fees amounted to $149,105.


Expense reimbursement

         AUF Service Company (prior to August 21, 1995) agreed, and Mentor (after August 21, 1995) has agreed, to bear the expenses of the Fund to the extent total Fund operating expenses exceed 1.21% of the Fund's average daily net assets. Mentor has agreed to maintain the expense limitation in effect until September 11, 1996. As a result of this expense limitation, AUF Service Company and Mentor incurred expenses of $118,162 and $66,941 respectively, for the Fund during the 1995 fiscal year, and Mentor incurred expenses of $144,093 for the 1996 fiscal year. The expense limitation does not apply to extraordinary expenses of the Fund.


BROKERAGE

         Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.


         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Mentor Advisors receives brokerage and research services and other similar services from many broker-dealers with which it places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Mentor Advisors' managers and analysts. Where the services referred to above are not used exclusively by Mentor Advisors for research purposes, Mentor Advisors, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to Mentor Advisors and its affiliates in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund.

         Mentor Advisors places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. Mentor Advisors seeks the best overall terms available for the Fund, except to the extent it may be permitted to pay higher brokerage commissions as described below. In doing so, Mentor Advisors, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.


         As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, the Mentor Advisors may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Mentor Advisors an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Mentor Advisors' authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Board of Directors may adopt from time to time. Mentor Advisors does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Mentor Advisors will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above. For the 1996 fiscal year, all of the Fund's brokerage transactions were effected through brokers who provided brokerage and research services to the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Board of Directors may determine, Mentor Advisors may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Portfolio transactions for the Fund may be effected through Wheat, First Securities, Inc. ("Wheat"), and EVEREN Securities, Inc. ("EVEREN"), broker-dealers affiliated with Advisors. The Board of Directors have adopted certain policies incorporating the standards of Rule 17e-l issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat and EVEREN must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat and EVEREN will not participate in brokerage commissions given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The Fund will in no event effect principal transactions with Wheat and EVEREN in over-the-counter securities in which Wheat or EVEREN makes a market.

         Under rules adopted by the SEC, Wheat and EVEREN may not execute transactions for the Fund on the floor of any national securities exchange, but may effect transactions for the Fund by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with them. Wheat and EVEREN will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation they receive from the Fund. The Fund has been advised by Wheat that on most transactions, the floor brokerage generally constitutes from 5% and 10% of the total commissions paid.

Brokerage Commissions

         The Fund paid brokerage commissions in the following amounts during the periods set forth below:

             Fiscal year       Fiscal year       Fiscal year
                1994              1995              1996
             ------------      ------------      -----------

               $145,900          $162,737          $102,955



         The following table shows brokerage commissions paid by the Fund to the following brokers for the periods indicated:

                                      Fiscal year          Fiscal year
                                          1995                 1996
                                      ------------           --------

Wheat First Securities, Inc.          $29,539(1)              $39,946
EVEREN Securities, Inc.                    N/A                $ 3,360(2)
----------------
(1)      For the period September, 1995 through December 31, 1995.

(2)      For the period November, 1996 through December 31, 1996.


         For fiscal 1995, the brokerage commissions shown above paid to Wheat amounted to 18.15% of the Fund's aggregate brokerage commissions and 13.51% of the Fund's aggregate dollar amount of brokerage transactions. For fiscal 1996 the brokerage commissions shown above paid to Wheat amounted to 38.8% of the Fund's aggregate brokerage commissions and 11.45% of the Fund's aggregate dollar amount of brokerage transactions. The brokerage commissions shown above paid to EVEREN amounted to 3.26% of the Fund's aggregate brokerage commissions and 0.71% of the Fund's aggregate dollar amount of brokerage transactions.

DETERMINATION OF NET ASSET VALUE

         The Fund determines its net asset value per share each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays, and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas.

          Securities for which market quotations are readily available are valued at prices which, in the opinion of the Board of Directors or Mentor Advisors, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the Fund outstanding.

         If any securities held by the Fund are restricted as to resale, Mentor Advisors determines their fair values. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         In the case of certain fixed-income securities, including certain less common mortgage-backed securities, market quotations are not readily available to the Fund on a daily basis, and pricing services may not provide price quotations. In such cases, Mentor Advisors is typically able to obtain dealer quotations for each of the securities on at least a weekly basis. On any day when it is not practicable for Mentor Advisors to obtain an actual dealer quotation for a security, Mentor Advisors may reprice the securities based on changes in the value of a U.S. Treasury security of comparable duration. When the next dealer quotation is obtained, Mentor Advisors compares the dealer quote against the price obtained by it using its U.S. Treasury-spread calculation, and makes any necessary adjustments to its calculation methodology. Mentor Advisors attempts to obtain dealer quotes for each security at least weekly, and on any day when there has been an unusual occurrence affecting the securities which, in Mentor Advisors' view, makes pricing the securities on the basis of U.S. Treasuries unlikely to provide a fair value of the securities.

         Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.


         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Board of Directors.

TAX STATUS

         The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.

         In order to qualify as a "regulated investment company," the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months;
(c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, the Fund must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Portfolio intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

         The Fund is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Fund shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom the Fund is notified that the shareholder has under reported income in the past, or who fails to certify to the Fund that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.

         Foreign currency-denominated securities and related hedging transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         If more than 50% of the Fund's assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

         Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

DISTRIBUTION

         Project America, Inc. serves as principal distributor of the Fund under a Distribution Agreement dated February 13, 1992. Pursuant to the Distribution Agreement, Project America agrees to bear the expenses of printing any promotional or sales literature used by Project America or furnished by Project America to dealers in connection with the public offering of the Fund's shares, including expenses of advertising in connection with such public offerings. Project America has not undertaken to sell any specified number of shares of the Fund. Project America receives no compensation from the Fund for the services it provides under the Distribution Agreement.

         The Fund or Project America may terminate the Distribution Agreement on sixty days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.


PERFORMANCE INFORMATION


         Total return for the one-, five-, and ten-year periods (or for the life of the Fund, if shorter) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value per share on their respective reinvestment dates. The total return for the one-year period ending December 31, 1996 and the average annual total return for the life of the Fund (May 5, 1992 through December 31, 1996) was 5.46% and 9.67%, respectively.

         The Fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the Fund during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the net asset value per share on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield for the Fund for the thirty-day period ended December 31, 1996 was 4.08%.


         All data for the Fund are based on past performance and do not predict future results.

         Independent statistical agencies measure the Fund's investment performance and publish comparative information showing how the Fund, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the Fund may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on the basis of their own criteria rather than on the basis of the standardized performance measures described above.

         Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

         Morningstar, Inc. distributes mutual fund ratings twice a month. the ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

         Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         Independent publications may also evaluate the Fund's performance. Certain of those publications are listed below. The Fund may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

         Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Portfolios are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

         Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

         Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Portfolios, Growth Portfolios, U.S. Government Portfolios, Equity Income Portfolios, Global Portfolios, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

         The Wall Street Journal publishes its Mutual Portfolio Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

         Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Portfolios are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top- 5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

         Financial World publishes its monthly Independent Appraisals of Mutual Portfolios, a survey of approximately 1000 mutual funds. Portfolios are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

         Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Portfolios performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

         Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Portfolios are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Portfolios compete in categories of similar funds --aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Portfolios are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Portfolios compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

         The 100 Best Mutual Portfolios You Can Buy (1992), authored by Gordon
         K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."


MEMBERS OF INVESTMENT TEAMS AT MENTOR ADVISORS

         The following persons are investment personnel of Mentor Advisors, as indicated.

Large Capitalization Quality Equity Growth

John G. Davenport, CFA -- Managing Director, Chief Investment Officer
Mr. Davenport has twelve years of investment management experience. He joined the Mentor organization after heading equity research for Lowe, Brockenbrough, Tierney, & Tattersall. He earned his undergraduate business degree from the University of Richmond and his graduate degree in business from the University of Virginia.

Richard H. Skeppstrom II -- Vice President, Portfolio Manager
Mr. Skeppstrom has six years of investment management experience. He has earned both his undergraduate degree and masters of business administration from the University of Virginia.

Richard L. Rice, CFA -- Vice President, Portfolio Manager
Mr. Rice has twenty-four years' experience in the securities industry. Prior to joining the Mentor organization in 1993, he was a partner in the equity management software firm, Parata Analytics Research, which was acquired by the Mentor organization. His previous responsibilities include director of Research for Signet Asset Management, Senior Research Analyst for Capitoline

Investment Services, and research positions at First Atlanta Corp. and Southeast Banking. He earned his undergraduate business degree from the University of Florida.

Active Fixed-Income

P. Michael Jones, CFA -- Managing Director, Chief Investment Officer
Mr. Jones has eleven years of investment management experience. Mr. Jones is responsible for the design and implementation of the fixed-income group's proprietary analytical system. He earned his undergraduate degree from the College of William and Mary.

Steven C. Henderson -- Associate Vice President, Portfolio Manager
Mr. Henderson has seven years of investment management experience. He has an undergraduate degree from the University of Richmond and a masters in business administration from George Washington University.

Stephen R. McClelland -- Vice President, Portfolio Manager
Mr. McClelland has six years of investment management experience, all of which have been with the Mentor organization. He is a Certified Public Accountant and received his undergraduate degree in accounting from Iowa State University and his graduate business degree from Virginia Commonwealth University.

Keith Wantling
Mr. Wantling has five years of experience. Mr. Wantling performs analysis and screening for credit sensitive private label mortgage-backed securities and directs the firm's portfolio analysis effort. He holds his undergraduate degree in accounting information systems from Virginia Polytechnic Institute.

Small-to-Medium Capitalization Equity Growth

Theodore W. Price, CFA -- Managing Director, Chief Investment Officer
Mr. Price has over thirty years of investment management experience, with over twenty-three years' tenure at Charter Asset Management, the predecessor to Mentor Advisors. He has managed Mentor Growth Portfolio since its inception. He earned both his undergraduate degree and masters of business administration from the University of Virginia.

Linda A. Ziglar, CFA -- Portfolio Manager
Ms. Ziglar has seventeen years of investment management experience. Ms. Ziglar joined Charter Asset Management, the predecessor to Mentor Advisors, from Federated Investors, where she managed $300 million in equity assets. She holds an undergraduate degree from Randolph-Macon Woman's College where she graduated summa cum laude. She also holds a graduate degree in business administration from the University of Pittsburgh.

Jeffrey S. Drummond, CFA -- Vice President, Portfolio Manager
Mr. Drummond has eight years of investment management experience . Mr. Drummond began his career as a portfolio analyst in the Investment Strategy Department at Wheat First Butcher Singer, where he shared responsibility for directing $100 million in assets following the Strategic Sectors Portfolio. He received his undergraduate degree in finance from the University of Richmond, where he graduated cum laude.

Edward Rick IV
Mr. Rick has two years of investment management experience.
He received his undergraduate degree in finance from the University of Richmond, where he graduated cum laude.

Tactical Asset Allocation

Don R. Hays -- Chief Investment Officer
Mr. Hays has over twenty-seven years of investment experience and is Director of Investment Strategy for Wheat First Butcher Singer, Inc., a position he has held since 1984. Mr. Hays began his career as an engineer with the Von Braun rocket-development team in 1968. He is regarded as one of the country's leading investment strategists and his market outlook is quoted regularly in the Wall Street Journal, Investor's Business Daily, USA Today, and other major media. He has been a guest on the PBS series Wall $treet Week with Louis Rukeyser and is regularly featured by Dow Jones, Reuters and Bloomberg News Services.

Asa W. Graves VII, CFA -- Portfolio Manager
Mr. Graves has five years of investment management experience and works closely with Mr. Hays to develop the analytical framework used in managing the Mentor Strategy Portfolio. He earned his undergraduate degree from the University of Richmond.

William P. Ryder -- Research Analyst
Mr. Ryder joined Wheat First Butcher Singer in 1991 as a member of its Investment Strategy Group, working as a research analyst on its growth and growth and income model portfolios. In 1995 he became part of the team responsible for managing the Mentor Strategy Portfolio. In that capacity he focuses primarily on conducting economic analysis, industry group studies, and asset allocation modeling. Mr. Ryder attended Virginia Commonwealth University and has five years' investment experience.


CUSTODIAN

         Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri, 64105, acts as the custodian for the Fund's portfolio securities and cash. In this capacity, it maintains certain financial and accounting books and records pursuant to agreements with the Fund.

INDEPENDENT AUDITORS


         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Fund's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. Prior to the 1997 fiscal year, Deloitte & Touche L.L.P., 707 East Main Street, Richmond, Virginia 23219, served as the Fund's independent accountants.


RATINGS

         The rating services' descriptions of corporate bonds are:

Moody's Investors Service, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's:

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

         o liquidity ratios are adequate to meet cash requirements;

         o long-term senior debt is rated "A" or better;

         o the issuer has access to at least two additional channels of borrowing;

         o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

         o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

         o the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

         o evaluation of the management of the issuer;

         o economic evaluation of the issuer's industry or industries and an appraisal of speculative- type risks which may be inherent in certain areas;

         o evaluation of the issuer's products in relation to competition and customer acceptance;

         o liquidity;

         o amount and quality of long-term debt;

         o trend of earnings over a period of ten years;

         o financial strength of parent company and the relationships which exist with the issuer; and

         o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Note Ratings:

MIG1/VMIG1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FINANCIAL STATEMENTS


         The Report of Independent Auditors, financial highlights, and financial statements in respect of the Fund, included in the Fund's Annual Report for the fiscal year ended December 31, 1996, filed electronically on March 3, 1997 (File No. 811-6549), are incorporated by reference into this Statement of Additional Information.

                          AMERICA'S UTILITY FUND, INC.

                           PART C.  OTHER INFORMATION

Item 24.          Financial Statements and Exhibits


         a.       Financial Statements

                  Financial Statements:


                  (1)      Report of Independent Auditors (b)

                  (2)      Statement of Assets and Liabilities -- December 31,
                           1996 (b)
                  (3)      Statement of Operations -- Year Ended December 31,
                           1996 (b)
                  (4) Statement of Changes in Net Assets -- Years Ended December 31, 1996 and 1995 (b)


                  (5)      Financial Highlights (a)
                  (6)      Notes to Financial Statements (b)


                  Supporting Schedules:

                  Schedule I -- Portfolio of Investments -- December 31, 1996
                  (b) Schedule II through IX omitted because the required matter is not present.


                  (a)  Included in Part A.
                  (b)  Included in Part B.


         b.       Exhibits

                  (1)      Articles of Incorporation.*
                  (2)      By-laws.*
                  (3)      Inapplicable.
                  (4)      Form of Enrollment Application.*
                  (5)

                           (A)      Management Contract dated September 9,
                                    1995.+
                           (B) Administrative Services Agreement dated August 21, 1995.+

                  (6) Distribution Agreement, dated as of March 20, 1992, between the Registrant and Project America, Inc.*
                  (7)      Inapplicable.
                  (8)

                           (A)      Custodian Agreement, dated as of
                                    September 1, 1994, between the
                                    Registrant and Mellon Bank, N.A.*

                           (B) Shareholder Service Agreement dated August 21, 1995.+
                           (C) Sub-Shareholder Service Agreement dated August 21, 1995.+

                           (D) Transfer Agency and Services Agreement dated August 21, 1995.+
                           (E) Sub-Transfer Agency Agreement dated August 21, 1995.+
                           (F)      Custody Agreement dated March 1, 1995.+
                  (9)      Inapplicable.
                  (10)     (A) Opinion of Counsel, including consent.*
                           (B) Opinion of Special Maryland Counsel, including
                               consent+
                  (11)     Independent Auditor's Consent.+
                  (12)     Inapplicable.



                  (13) Purchase Agreement, dated as of February 14, 1992, between the Registrant and Dominion Resources, Inc.*
                  (14)     Form of Registrant's IRA Documents.*
                  (15)     Inapplicable.
                  (16)     Schedule of Computation of Performance.+
                  (27)     Financial Data Schedule +

*        Previously filed.
+        Filed herewith.


Item 25:          Persons Controlled by or Under Common Control with Registrant


                  As of February 1, 1997, approximately 5% of the Registrant's outstanding shares of common stock is beneficially owned by Dominion Resources, Inc., a corporation organized under the laws of the Commonwealth of Virginia. Dominion Capital, Inc. is a wholly-owned subsidiary of Dominion Resources, Inc., a Virginia corporation. America's Utility Fund Service Company, a Virginia corporation, and the Registrant's principal distributor, Project America, Inc., a Virginia corporation, are wholly-owned subsidiaries of Dominion Capital, Inc. and, as such, are under common control with the Registrant.

Item 26:          Number of Holders of Securities (as of February 1, 1997)


          (1)                                         (2)
    Title of Class                       Number of Record Shareholders
    --------------                       -----------------------------
   Common Stock, par                              36,845
   value $.001 per share

Item 27:           Indemnification

                   The information required by this item is incorporated herein by reference from Post-Effective Amendment No. 4 to the Registrant's Statement on Form N-1A (Reg. No. 33-45437) under the Securities Act of 1933, filed on February 16, 1995.

Item 28.           Business or Other Connections of Investment Adviser


                   (a) The following is additional information with respect to the directors and officers of Mentor Investment Advisors,
                       LLC:

                   The business and other connections of each director, officer, or partner of Mentor Investment Advisors, LLC in which such director, officer, or partner is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee are set forth in the following table.

                                                         Other Substantial
                             Position with the           Business, Profession,
Name                         Investment Adviser          Vocation or Employment*
----                         ------------------          -----------------------
John G. Davenport            Managing Director           None

R. Preston Nuttall           Managing Director           Formerly, Senior Vice
                                                         President, Capitoline
                                                         Investment Services

Paul F. Costello             Managing Director           Managing Director,
                                                         Wheat First Butcher
                                                         Singer, Inc. and Mentor
                                                         Investment Group, LLC;
                                                         President, Mentor
                                                         Funds, Mentor Income
                                                         Fund, Inc., Cash
                                                         Resource Trust, and
                                                         Mentor Institutional
                                                         Trust; Executive Vice
                                                         President and Chief
                                                         Administrative Officer,
                                                         America's Utility Fund,
                                                         Inc.; Director, Mentor
                                                         Perpetual Advisors, LLC
                                                         and Mentor Trust
                                                         Company

Theodore W. Price            Managing Director           Formerly, President,
                                                         Charter Asset
                                                         Management, Inc.

P. Michael Jones             Managing Director           Formerly, Managing
                                                         Director, Commonwealth
                                                         Investment Counsel,
                                                         Inc.


Thomas L. Souders            Treasurer                   Managing Director and
                                                         Chief Financial
                                                         Officer,



                                                         Wheat, First
                                                         Securities, Inc.;
                                                         formerly, Manager of
                                                         Internal Audit, Heilig-
                                                         Myers; formerly,
                                                         Manager, Peat Marwick &
                                                         Mitchell & Company

Robert P. Wilson             Assistant Treasurer         Assistant Treasurer,
                                                         Mentor Distributors,
                                                         LLC

John M. Ivan                 Secretary                   Managing Director,
                                                         Senior Vice President
                                                         and Assistant General
                                                         Counsel, Wheat, First
                                                         Securities, Inc.;
                                                         Managing Director and
                                                         Assistant Secretary,
                                                         Wheat First Butcher
                                                         Singer, Inc.; Clerk,
                                                         Cash Resource Trust,
                                                         and Mentor
                                                         Institutional Trust;
                                                         Secretary, Mentor Funds

Howard T. Macrae, Jr.        Assistant Secretary         Assistant Secretary,
                                                         Mentor Distributors,
                                                         LLC

        The address of each of the above-named entities (other than Capitoline Investment Services) is 901 East Byrd Street, Richmond, VA 23219. The address of Capitoline Investment Services is 919 East Main Street, Richmond, VA 23219.


Item 29.          Principal Underwriters

                  (a) Project America, Inc., the Registrant's only current principal underwriter, does not act as principal underwriter to any other investment companies.

                  (b) The following is additional information with respect to the directors and officers of Project America:

        (1)                         (2)                        (3)
 Name and Principal        Position and Offices       Position and Offices
  Business Address           with Underwriters           with Registrant
 ------------------        --------------------       --------------------

Glenna G. Bryant           President & Treasurer       Vice President -
901 East Byrd Street                                   Administration
Richmond, VA 23219

                  (c)      Not applicable.

Item 30.          Location of Accounts and Records

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Fund or AUF Service Company, the Registrant's sub-transfer agent, at 901 East Byrd Street, Richmond, Virginia 23219 or Boston Financial Data Services, Inc., the Registrant's transfer agent, at 2 Heritage Drive, North Quincy, Massachusetts 02171. Records relating to the duties of the Registrant's custodian are maintained by the Registrant's Custodian, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105.


Item 31.          Management Services

                  Not applicable.

Item 32.          Undertakings

                  The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, and Commonwealth of Virginia, on the 30th day of April, 1997:


                                    AMERICA'S UTILITY FUND, INC.




                                    By: /s/ LINWOOD R. ROBERTSON
                                       ------------------------------
                                           Linwood R. Robertson
                                           President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April, 1997:

 /s/ LINWOOD R. ROBERTSON                    Director, Chairman, and President
_____________________________________        (Principal Executive Officer)
     (Linwood R. Robertson)

             *
_____________________________________        Director
     (Arch T. Allen, III)

             *
_____________________________________        Director
     (Robert P. Black)

             *
_____________________________________        Director
     (Peter W. Brown)





             *
_____________________________________        Director
     (Clifford A. Cutchins, IV)


             *
_____________________________________        Director
     (Louis W. Moelchert, Jr.)

             *
_____________________________________        Director
     (Daniel J. Ludeman)

   /s/ TERRY L. PERKINS
_____________________________________        Treasurer
      (Terry L. Perkins)                     (Principal Financial and
                                              Accounting Officer)



*By:  /s/ LINWOOD R. ROBERTSON
     _____________________________________   Attorney-in-fact

                               INDEX TO EXHIBITS


(5)(A)            Management Contract
(5)(B)            Administrative Services Agreement
(8)(B)            Shareholder Service Agreement
(8)(C)            Sub-Shareholder Service Agreement
(8)(D)            Transfer Agency Agreement
(8)(E)            Sub-Transfer Agency Agreement
(8)(F)            Custody Agreement
(10)(B)           Opinion of Special Maryland Counsel, including consent.
(11)              Independent Auditors' Consent
(16)              Schedule of Computation of Performance
(27)              Financial Data Schedule

                                POWER OF ATTORNEY


         We, the undersigned Directors of America's Utility Fund, Inc. (the "Fund"), hereby severally constitute and appoint Linwood R. Robertson and James
L. Trueheart, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-1A of the Fund and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or either of them may lawfully do or cause to be done by virtue thereof.

         WITNESS our hands and common seal on the date set forth below.


Signature                                Title                          Date
---------                                -----                          ----

/s/ Arch T. Allen, III                   Director                    May 2, 1996
----------------------
Arch T. Allen, III


/s/ Robert P. Black                      Director                    May 2, 1996
-------------------
Robert P. Black


/s/ Peter W. Brown                       Director                    May 2, 1996
------------------
Peter W. Brown


/s/ Clifford A. Cutchins, IV             Director                    May 2, 1996
----------------------------
Clifford A. Cutchins, IV


/s/ David J. Ludeman                     Director                    May 2, 1996
--------------------
David J. Ludeman


/s/ Louis W. Moelchert, Jr.              Director                    May 2, 1996
---------------------------
Louis W. Moelchert, Jr.


/s/ Linwood R. Robertson                 Director, Chairman and      May 2, 1996
------------------------
Linwood R. Robertson                     President